DEFERRED  COMPENSATION  AGREEMENT is
                                    made and entered  into as of the 31st day of
                                    March,    2000    by   and    between    ICG
                                    COMMUNICATIONS, INC., a Delaware corporation
                                    (the  "Company"),  and J. SHELBY  BRYAN (the
                                    "Employee").

                             W I T N E S S E T H:

            WHEREAS, the Employee is the Chairman of the Board and Chief Executive Officer of the Company;

            WHEREAS, the Company desires to recognize the services the Employee currently performs and has performed for the Company and the value to the Company of such services and, in particular, to recognize the Employee's efforts in the Company's pending private equity financing in the amount of $750,000,000 by affiliates of Hicks Muse Tate & Furst Incorporated, Liberty Media Corporation and Gleacher Capital Partners (the "Private Equity Transaction");

            NOW THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1.    Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            "Commission" shall mean the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act.

            "Common Stock" shall mean shares of the common stock of the Company, $.01 par value per share.

            "Common Stock Equivalent" shall mean one share of Common Stock or the right to acquire, whether or not such right is immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

            "Company" shall have the meaning ascribed to it in the caption to this Agreement.

            "Demand Registration" shall mean a registration under the Securities Act requested in accordance with Section 4.

            "Employee" shall have the meaning ascribed to it in the caption to this Agreement.

            "Governmental Authority" shall mean any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

            "Other Shares" shall mean at any time those shares of Common Stock which do not constitute Primary Shares or Shares.

            "Person" shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

            "Primary Shares" shall mean, at any time, the authorized but unissued shares of Common Stock or Common Stock held by the Company in its treasury.

            "Prospectus" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Registration Statement" shall mean any registration statement of the Company which covers any of the Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Representative" of a Person shall be construed broadly and shall include such Person's partners, officers, directors, employees, agents, counsel, accountants and other representatives.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same may from time to time be in effect.

            "Underwriter" shall mean a securities dealer who purchases any Shares as principal and not as part of such dealer's market-making activities.

    Section 2.     Compensation; Payment Terms.

         (a) In addition to, and not in lieu of, any and all compensation and benefit arrangements currently existing or hereinafter entered into between the Company and the Employee, on January 1, 2001 (the "Delivery Date"), the Company shall issue the Employee an aggregate amount of 50,000 shares of Common Stock

(the "Shares"), of the Company; provided, however, that the Shares shall only be issued to the Employee on the terms hereof after the completion of the Private Equity Transaction. In the event that the Private Equity Transaction is not completed for any reason by the Delivery Date, this Agreement shall terminate and the Company shall have no obligations hereunder. If the Employee's period of employment is terminated for any reason, the Employee shall be entitled to have the Company issue the Shares to the Employee or the Employee's designated beneficiary(ies) in the same manner as set forth above.

         (b) Nothing contained herein shall be deemed to exclude the Employee from any base or supplemental compensation, bonus, pension, insurance, severance pay or other benefit to which he otherwise might be or might become entitled as an employee of the Company. The deferred compensation payable under this Agreement shall not be deemed salary or other compensation to the Employee for the purpose of computing benefits to which he may be entitled under any employment, pension, retirement, stock option or other agreement, benefit plan or arrangement of the Company for the benefit of the Employee or the Company's employees.

    Section 3.     Gross-Up Payment.

         (a) In the event any amounts paid or payable to the Employee by the Company contemplated by this Agreement which are the type encompassed within
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), are subject to the tax imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed by the Internal Revenue Service), and/or any comparable or similar tax imposed by any state or local taxing authority, including, without limitation, any interest or penalties due thereon (collectively, the "Excise Tax"), the Company shall pay to the Employee in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Employee after deduction of the Excise Tax on the Gross-Up Payment, as well as any other taxes (including without limitation Federal, state and local income taxes) due solely as a result of payment of the Gross-Up Payment, shall be equal to the full amount of the deferred compensation payments contemplated by this Agreement.

         (b) Nothing in this Section 3 shall be construed to require the Company to pay any amounts due by the Employee in respect of Federal, state and local income taxes on the deferred compensation payments contemplated by this Agreement (other than the Excise Tax and the other taxes, interest and penalties if any, described in Section 3(a)).

         (c) The Gross-Up payment shall be made promptly upon the Company's receipt of notice from the Employee and his tax advisor, which advisor shall be selected by the Employee and reasonably satisfactory to the Company, of the reasonable determination that the Excise Tax is due and payable as a result of the deferred compensation payments contemplated by this Agreement.

    Section 4.     Demand Registration on Form S-3.

         (a) The Employee may make up to one (1) written request for a Demand Registration of all or any part of the Shares. Any request for a Demand Registration will specify the aggregate number of Shares proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective. Should a Demand Registration not become effective due to the inability of the Employee to reach agreement with the Underwriters for the proposed sale on price or other customary terms for such transaction, then such Demand Registration shall be deemed to have been effected (provided that (i) if the Demand Registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries taken as a whole subsequent to the date of the written request made by the Employee, (ii) if the Company withdraws the Demand Registration for any reason or preempts the request for the Demand Registration or (iii) if, after the Demand Registration has become effective, an offering of Shares pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court, then the Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration.

         (b) If the Employee so elects, the offering of such Shares pursuant to such Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Employee shall have the right to select the managing Underwriters and any additional investment bankers and managers to be used in connection with any offering under this Section 4, subject to the Company's approval, which approval shall not be unreasonably withheld.

         (c) Securities to be sold for the account of any Person (including the Company) other than the Employee shall not be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Company and the Employee in writing that the inclusion of such securities will materially and adversely affect the price of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing Underwriter or Underwriters shall advise the Company or the Employee that even after exclusion of all securities of other Persons (including the Company) pursuant to the immediately preceding sentence, the number of Shares proposed to be included in such Demand Registration by the Employee is sufficiently large to cause a Material Adverse Effect, the Shares to be included in such Demand Registration shall equal the number of shares which the Company and the Employee are so advised can be sold in such offering without a Material Adverse Effect.

         (d) If the Company shall be requested by the Employee (the "Request") to effect a registration under the Securities Act of Shares in accordance with this Section 4, then the Company shall promptly give written notice of such proposed registration to the Employee and shall offer to include the Shares in such proposed registration. The Request shall specify the number of Shares proposed to be included in such registration. The Company shall promptly use its best efforts to effect such registration of the Shares which the Company has been so requested to register on Form S-3, if such form is available.

    Section 5.     Piggyback Registration.

         (a) If the Company at any time proposes fo r any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Employee of its intention to register the Primary Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Company, of such Employee to include in such registration Shares (which request shall specify the number of Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration, provided, however, that if the managing Underwriter advises the Company that the inclusion of all the Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the numberof Primary Shares, Other Shares and Shares proposed to be included in such registration shall be included in the following order:

                   (i)   first, the Primary Shares; and

                   (ii)  second, the Shares and the Other Shares, pro rata.

    Section 6.     Preparation and Filing.

         (a) If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Shares, the Company shall, as expeditiously as practicable:

                   (i) use its best efforts to cause a Registration Statement that registers such Shares to become and remain effective for a period of 120 days or until all of such Shares have been disposed of (if earlier);

                   (ii) furnish, at least five business days before filing a Registration Statement that registers such Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to counsel for the Employee copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                   (iii)prepare and file with the Commission such amendments and supplements to such Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of a period of 120 days or until all of such Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Shares;

                   (iv) notify counsel for the Employee in writing (A) of any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto,
    (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                   (v) use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as any seller of Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Shares to consummate the disposition in such jurisdictions of the Shares owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause (v);

                   (vi) furnish to each seller of such Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the
    Securities Act, and such other documents as such seller of Shares may reasonably request in order to facilitate the public sale or other disposition of such Shares;

                   (vii) use its best efforts to cause such Shares to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Shares;

                   (viii)notify on a timely basis each seller of such Shares at any time when a Prospectus relating to such Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section 6(a) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (ix) make available for inspection  by  any  seller  of  such
    Shares, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or Underwriter (collectively, the "Inspectors"), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (and any of the Information which the
    Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement,
    (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) such Information has been made generally available to the public, and (D) the seller of Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

                   (x) use its best efforts to obtain from its independent certified public accountants a "cold comfort" letter in customary form and covering such matters of the type customarily covered by cold comfort letters;

                   (xi) use its best efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the sellers of Shares in such registration);

                   (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Shares;

                   (xiii) issue to any Underwriter to which any seller of Shares may sell Shares in such offering certificates evidencing such Shares;

                   (xiv) list such Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), National Market System ("NMS"), or such other national securities exchange as the holder of such Shares shall request;

                   (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

                   (xvi) use its best efforts to take all other steps necessary to effect the registration of such Shares contemplated hereby.

              (b) each holder of Shares that sells Shares pursuant to a registration under this Agreement agrees that during such time as such seller may be engaged in a distribution of the Shares, such seller shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things: (i) not engage in any stabilization activity in connection with the Common Stock of the Company in contravention of such rules; (ii) distribute the Shares under the Registration Statement solely in the manner described in the Registration Statement; and (iii) cease distribution of such Shares pursuant to such Registration Statement upon receipt of written notice from the Company that the prospectus covering the Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

    Section 7.     Registration Expenses.

            All reasonable expenses incurred by the Company, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expense of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and reasonable fees and expenses of counsel for the Employee, shall be paid by the Company.

    Section 8.     Indemnification.

         (a) In connection with any registration of any Shares under the Securities Act pursuant to this Agreement, the Company shall enter into such reasonable customary indemnification agreements that indemnify and hold harmless the seller of such Shares, each Underwriter, broker or any other Person acting on behalf of such seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and the Company shall promptly reimburse such seller, such Underwriter, such broker, such controlling Person or such Representatives for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Person, or a Person duly acting on their behalf, specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified party and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

         (b) In connection with any registration of Shares under the Securities Act pursuant to this Agreement, each seller of Shares shall enter into such reasonable customary indemnification agreements that indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 8) the Company, each Underwriter or broker involved in such offering, each other seller of Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Shares effected pursuant to such registration.

        (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (provided however, that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8.

         (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive transfer of the Shares.

    Section 9.     Rule 144.

            The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Employee may reasonably request to the extent required from time to time to enable the Employee to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the

Commission. Upon the request of the Employee, the Company will deliver to the Employee a written statement as to whether it has complied with such reporting requirements.

    Section 10.    Termination of Registration Rights.

            The registration rights provided for under this Agreement shall terminate and be of no further force or effect following the third anniversary of the issuance of the Shares.

    Section 11.    Binding Agreement: Successors and Assigns.

            This Agreement and the obligations hereunder shall be binding upon and inure to the benefit of the Company, and its successors and assigns, and the Employee and his heirs, executors, administrators and legal representatives. The Company shall have the right to assign this Agreement to any corporation or other person or entity that acquires all or substantially all of the assets of the Company. For purposes of this Agreement, the "Company" shall include any corporation or other entity which is the surviving or continuing entity in respect of any merger, consolidation or form of business combination in which the Company ceases to exists.

    Section 12.    Notice.

            For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given by a party to the other party via facsimile transmission or when mailed by United States registered mail, return receipt requested, postage prepaid and addressed, to the fax number or address, as the case may be, set forth under such party's name on the signature page of this Agreement.

    Section 13.    Miscellaneous.

            No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by the Employee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

    Section 14.    Governing Law.

            The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware.

    Section 15.    Severability.

            If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereto. If any provision of this Agreement is held invalid or unenforceable because the fulfillment of such provision would involve exceeding the limit of validity prescribed by law, then upon such a determination, the obligation to be fulfilled shall be reduced to the limit of validity prescribed by law. If the provision of the Agreement which is found to be invalid or unenforceable cannot be modified so as to be enforceable under existing laws, this Agreement shall be construed and enforced as if such provision had not been included herein.

    Section 16.    Counterparts.

            This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                    ICG COMMUNICATIONS, INC.

                                    By: /s/ William J. Laggett
                                       ---------------------------------
                                       Name:  William J. Laggett
                                       Title: Vice Chairman of the Board
                                    Address: c/o ICG Communications, Inc.
                                              161 Inverness Drive West
                                              Englewood, Colorado 80112
                                       Fax:   303-414-5502



                                   /s/ J. Shelby Bryan
                                    ----------------------------
                                    J. SHELBY BRYAN
                                    Address:  __________________
                                              __________________
                                    Fax:      ___-____-______